Exhibit 99.1
UBS 2006 UBS Global Communications and Technology Conference November 14, 2006 Grand Hyatt New York Bob Stanzione, Chairman & CEO Jim Bauer, VP-Investor Relations (www.arrisi.com)

Safe Harbor This presentation contains forward-looking statements concerning revenues, industry sales, earnings per share and other financial items; plans and objectives for future operations, products and services; future economic performance; and the assumptions relating to the foregoing. The statements in this presentation that use such words as "believe," "expect," "intend," "anticipate," "contemplate," "estimate," or "plan," or similar expressions also are forward-looking statements. Actual results may differ materially from those contained in, or suggested by, any forward-looking statement. Specific factors that could cause such material differences include the following: the timing of the introduction and the performance of new ARRIS products; design or manufacturing defects in our products that could curtail sales and subject us to substantial costs for removal, replacement and reinstallation of such products; manufacturing or product development problems; an inability to absorb or adjust our costs in response to lower sales volumes than we anticipate; loss of key management, sales or technical employees; decisions by our larger customers to cancel contracts or orders as they are entitled to do or not to enter into new contracts or orders with us because of dissatisfaction, technological or competitive changes, ownership changes or other reasons. Other risks include capital spending levels by our customers based in part on demand for broadband services, customer adoption of our technologies, development and marketing of technology by our competitors and risks associated with potential acquisitions of competitors, additional lines of business and/or product and services offerings. This list of factors is representative of the factors which could affect our forward-looking statements and is not intended as an all encompassing list of such factors. We disclaim any obligation to update publicly or otherwise these statements, whether as a result of new information, future events or otherwise.

Who we are.... Provider of Access Solutions for Delivery of Data, Voice and Video Services over HFC Largest "pure-play" in VoIP & High Speed Data Leader in Fast Growing Market Segments of Cable Telephony and Converged IP Services over Cable Enabler of Cable Operators' ability to compete with Telcos and Satellite and offer "Triple-play" and ultimately to offer "Quadruple-play"

Why ARRIS?.... Positioned in "Sweet Spot" of Macro-trend CAPEX spending Technical Excellence... Rapid new product innovations Operational excellence... DSO's, Turns, Cost Reduction and Revenue per Employee Strong Balance Sheet... Great Cash Generation YTD 2006 Results demonstrate Market Leadership and Ongoing Business Momentum

ARRIS 5-Point Growth Strategy... Transition to "Everything IP... Everywhere" Lead the market with solutions that address: Competition between telcos and cable for "Triple-Play" Explosive VoIP and high speed data market Emerging IP Video transport market Developing international markets Leverage our current Voice and Data business Expand installed CMTS base for high speed data Position existing products for transition to DOCSIS 3.0 Strengthen and Grow TeleWire Supply(r) business Maintain and improve Strong Capital Structure Expand and/or fill gaps in our existing product and services portfolio through Internal Developments, Partnerships and Acquisitions

Results Indicate that our Strategy is working... 9 months 2006 Revenues of $657M up 32% or $158M over 9 months 2005... *Included in GAAP EPS are amortization of intangibles, equity compensation expense, loss on debt retirement, restructuring and certain other costs. See our website at www.arrisi.com for a reconciliation of non-GAAP measures. Q406 guidance excludes impact of convertible note offering net interest income of $0.01 in Q406. Q404 Q105 Q205 Q305 Q405 Q106 Q206 Q306 Q406 Rev$ 130 136 162 201 181 208 220 229 220 10 Revenue ($M) Q404 Q105 Q205 Q305 Q405 Q106 Q206 Q306 Q406 EPS -0.01 0.04 0.08 0.18 0.2 0.19 0.23 0.24 0.23 0.03 EPS ($)*

Macro-trends are Driving Cable Equipment Spending Worldwide.... Telcos seek video subs... MSOs seek Telco subs... Heated Competition for the Subscriber! VoIP in the very Early Stages of Rollout Worldwide Triple play of Data, Voice and Video pushes Bandwidth Needs Internet Traffic driving Data Speeds towards +100 Mbps High Definition TV on Demand is Coming Wireless creates "Quadruple Play" Opportunity

Worldwide Presence allows ARRIS to Benefit from Industry Macro Trends.... Engineering Tech Support Sales & Admin Melbourne Around The World... Around The Clock! Amsterdam Philadelphia Boston Chicago Atlanta-HQ Manila Tokyo Santiago London Cork Denver Barcelona Hong Kong Seoul Beijing Chengdu

Broad Global Customer Base.... Over 150 operators, in 46 countries, and growing... Canada Eastlink Rogers/Capella Videotron Shaw Plus 3 Others Europe Cabovisao - Portugal Essent - Netherlands Telenet - Belgium TVCABO - Portugal UPC Europe - (UGCE) Vector SP Zoo - Poland Plus 44 Others United States Armstrong Bresnan Brighthouse Buckeye Cable One Charter Comcast Cox Ellijay Telephone Frankfort GCI Graceba Grande Hargray Insight Ironton Knology Liberty Mediacom National Cable Television Coop. Net2Phone RCN Service Electric Susquehanna Time Warner Plus 72 Others Asia-Pacific A-JIN Techline - Korea Commverge - Korea Hanaro Jupiter - Japan Ricklee - Philippines Synclayer - Japan Plus 15 Others Latin America BCD - Argentina VAR Cablemas - Mexico Cable Onda - Panama Cablevision Argentina Multichannel Telecable De Morelos - Mexico TV Cable Bogota - Colombia VTR - Chile Plus 19 Others

Market Segment Requirements and ARRIS Product Portfolio.... High Speed Data Services Reliability Standards Compliance Guaranteed Quality of Service Hitless RF Redundancy Hitless Software Upgrade Voice over IP Video (Edge QAM) Standards Compliance High Reliability and Availability Multi-protocol Support (NCS and SIP) Technology and Price Leadership High Density Standards Compliance Interoperability Future Compliance (Modular CMTS architecture) Market Segment Requirements ARRIS Products C4 CMTS/M-CMTS C3 CMTS D5 Edge QAM/M-CMTS TM402 TM502 TP402/404 TM508/512 Cadant Keystone Touchstone Broadband Network Customer Premises

New ARRIS Product Introductions Reflect Industry Macro-trends... Network Cadant(r) C4(r) CMTS 3.0 Wideband 100 to 1,000+ Mbps per sub ARRIS first to demonstrate ARRIS method now standard Critical in Asia, Europe, and the U.S. where VDSL and FTTH are being deployed Keystone(tm) D5(tm) Next Gen Edge QAM First element of M-CMTS DOCSIS 3.0 Shared QAM Voice, Data, Video Switched Digital Video CPE Single Line E-MTA Cable Modem replacement Multi-line E-MTA MDU/Commercial Services Wireless Voice/Data Gateway 802.11g Wideband Modem 100+ Mbps per sub HSD DS-1/E-1 over Cable Commercial Services

ARRIS is a Leader in Rapidly Growing Cable Equipment Market Segments Worldwide.... Source: Infonetics, In-Stat, Frost & Sullivan, ARRIS estimates CAGR 58% 28% 9% CAGR (2005 - 2009): 23%

Early Stage of Global VoIP Deployment Drives CPE Opportunities for ARRIS US Cable VoIP penetration at ~6% of homes passed Comcast forecasts 20% penetration of the 41 million homes that they pass by 2009.... Adding >35,000 New Subs per week Cox over 30% and Growing... "Adelphia" properties set to go VoIP in 2007.... International VoIP Growth mirrors US VoIP Growth

ARRIS VoIP Products Lead the Market ... Shipped over 5 million Touchstone Telephony Modems Consistently #1 Market Share in EMTA units Major new products in 2006 (Multi-line, Wireless, Wideband) Top 10 E-MTA customers in 3Q06

ARRIS Market Share Results... Entered the DOCSIS(r) CMTS market in 2002 and took share ~ 0% share 2001 increased to #2 Worldwide Position in 2005 and #2 in Q206 at ~23% share... Strong Q306! Launched VoIP E-MTA in 2003 and gained #1 position 41% share of Q206 units... #1 again with over 1 million shipped. Strong Q306 with 1.3 million shipped! Focus on High Growth Areas allows for More Share of Cable Capex spending Value, Standards, Reliability, Superior Service Source: Infonetics

Financial Overview

2006 Financial Results Reflect Continued Improvement throughout the year .... 9 months 2006 Revenues of $657M up 32% or $158M over 9 months 2005 Q306 GAAP EPS* of $0.24 up $0.06 from Q305 GAAP EPS of $0.18 9 mos. 2006 GAAP EPS* of $0.66 up 88% or $0.35 from GAAP EPS of $0.31 over 9 months of 2005 Q406 Guidance - Rev. of $220-$230M - EPS* $0.23-$0.26 GAAP (excludes impact of convertible note offering net interest income of $0.01 in Q4) *Included in GAAP EPS are amortization of intangibles, equity compensation expense, loss on debt retirement, restructuring and certain other costs. See our website at www.arrisi.com for a reconciliation of non-GAAP measures. Q404 Q105 Q205 Q305 Q405 Q106 Q206 Q306 Q406 Rev$ 130 136 162 201 181 208 220 229 220 10 Revenue ($M) Q404 Q105 Q205 Q305 Q405 Q106 Q206 Q306 Q406 EPS -0.01 0.04 0.08 0.18 0.2 0.19 0.23 0.24 0.23 0.03 EPS ($)

Operating Income and Margin Performance Continues to Improve.... Source: ARRIS Note: 1 US GAAP includes 123R Stock Based Compensation since Q3 2005 Operating Income and Operating Margin1

Expense Control and Operating Efficiency Creates Operating Leverage... Operating Expense Revenue Per Employee (Annualized) Inventory & Inventory Turns Accounts Receivable & Days Sales Outstanding Source: ARRIS ($ millions)

Strong Balance Sheet... Source: ARRIS Note: 1 Excludes restricted cash Cash & Short-term Investments and Net Cash1

November 6, 2006 Convertible Bond Offering had Strong Demand... Transaction: Registered Senior Convertible Notes Size: $240 million (plus 15% or $36M over-allotment option) Net Share Settlement: Principle payable in Cash Coupon: 2.00% Conversion Premium: 40% with conversion at $16.09 (payable in cash or shares) Accretive Transaction: Net share settlement limits dilution Maturity: 20 years Investor Puts: Puts in years 7, 10, 15 at par, payable in cash Call Protection: Callable after 7 years at par Use of Proceeds: General corporate purposes including acquisitions Joint Book-runners: UBS Investment Bank / Deutsche Bank Securities

Convertible Notes Offering Provides Flexibility.. Opportunities exist to expand portfolio and accelerate ARRIS growth ARRIS sees new areas of interest including video and wireless as IPTV and FMC areas develop ARRIS has a very positive track record with previous acquisition activities

In Summary, a Very Positive Outlook for 2006 and Beyond... Largest "pure play" in Converged Cable IP service platforms Focused on enabling Cable "Quadruple Play" with Compelling Product Portfolio Established Market Leadership across Target Segments (High Speed Data and Voice over IP) Long and Deep Customer / Industry Relationships Strong Track Record of Revenue Growth and Profitability Solid Balance Sheet to fuel Growth 2006 results reflect continued momentum

Questions